EXHIBIT 10.7
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                        SEPARATION AND RELEASE AGREEMENT

         CDKnet.com, Inc., a Delaware corporation and its subsidiaries ("Employer") and James W. Zimbler ("Employee") enter into this Separation and Release Agreement ("Agreement"), which was signed by Employee on the 13th day of January, 2003 and is effective on October 22, 2002, for and in consideration of the promises made among the parties and other good and valuable consideration as follows:

         1. Termination Date. Effective October 22, 2002, Employee's employment with the Employer shall terminate (the "Termination Date").

         2. COBRA. Employee's participation in the group medical and dental plan of Employer shall terminate in accordance with the COBRA continuation of coverage provisions under the group medical and dental plan of Employer.

         3. Release. Employee, for him/herself, Employee's successors, administrators, heirs and assigns, hereby fully releases, waives and forever discharges the Employer, any affiliated company or subsidiary, their predecessors, successors, affiliates, assigns, shareholders, directors, officers, agents, attorneys, and employees, whether past, present, or future (the "Released Parties") form any and all actins, suits, debts, demands, damages, claims, judgments, or liabilities of any nature, including costs and attorneys' fees, whether known or unknown, including, but not limited to, all claims arising out of Employee's employment with or separation from any of the Released Parties, such as (by way of example only) any claim for bonus, severance, or other benefits apart from the benefits stated herein; breach of contract; wrongful discharge; impairment of economic opportunity; any claim under common-law or at equity; any tort; claims for reimbursements; claims for commissions; or claims for employment discrimination under any state, federal and local law, statute, or regulation or claims related to any other restriction or the right to terminate employment, including without limitation, Title VII of the Civil Rights Act of 1964, as Amended, the Americans with Disabilities Act of 1990, as Amended, and the Human Rights Act, as Amended. Nothing herein shall release any party from any obligation under this Agreement. Employee acknowledges and agrees that this release and the covenant not to sue set forth in paragraph 5 are essential and material terms of this Agreement and that, without such release and covenant not to use, no agreement would have been reached by the parties and no benefits under the plan would have been paid. Employee understands and acknowledges the significance and consequences of this release and this Agreement.

         4. Covenant Not to Sue. To the maximum extent permitted by law, Employee covenants not to sue or to institute or cause to be instituted any action in any federal, state, or local agency or court against any of the Released Parties, including but not limited to any of the claims released in paragraph 4 of t his Agreement. In the event of Employee's breach of the terms of this Agreement, without prejudice to Employer's other rights and remedies available at law or in equity, except as prohibited by law, Employee shall be liable for all costs and expenses (including, without limitation, reasonable attorney's fees and legal expenses) incurred by Employer as a result of such breach. Notwithstanding the foregoing, nothing herein shall prevent Employee or Employer from instituting any action required to enforce the terms of this

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Agreement. In addition, nothing herein shall be construed to prevent Employee from enforcing any rights Employee may have under the Employee Retirement Income Security Act of 1974, commonly known as ERISA.

         5. Non-Disclosure. Employee agrees that Employee shall not disclose, divulge or furnish to any person or entity the contents of this Agreement or the circumstances relating to termination of Employee's employment, except as required by law, or pursuant to valid subpoena, discovery notice, demand or request, or Court order or process, provided, however, that Employee may disclose such information to Employee's attorney or accountant.

         6. Non-Disparagement. Employee and Employer mutually agree to refrain from making public or private comments or taking any actions which disparage, or are disparaging, derogatory or negative statements about the other, the business of Employer, or the products, policies or decisions of Employer, or any present or former offices, directors or employees of Employer or any of its operating divisions, subsidiaries or affiliates. Further, Employee and Employer agree to conduct themselves at all times in the future in a manner respectful of each other's rights and privileges and to refrain from engaging in any actions detrimental to the other's personal and professional welfare. Employer shall be entitled to preliminarily or permanently enjoin Employee from violating this Paragraph 6 in order to prevent the continuation of such harm. Nothing in this Agreement shall be construed to prohibit Employer form also pursuing any other remedy available to it, the parties having agreed that all remedies are to be cumulative. In the event that Employer breaches this Paragraph 6, Employee will be entitled to reimbursement of attorney's fees and costs incurred by Employee in obtaining enforcement of this provision.

         7. Non-Solicitation. In consideration for receiving the payments called for hereunder, Employee agrees that during the one (1) year period beginning on the Termination Date, Employee shall not, without the prior written consent of Employer, alone, or in association with others, solicit on behalf of Employee, or any other person, firm, corporation or entity, any employee of the Company, or any of its operating divisions, subsidiaries or affiliates, for employment, consulting or other independent contractor arrangements. For purposes of this Agreement, and to avoid any ambiguity, Employer and Employee agree that it will be presumed that Employee solicited an employee of Employer if such employee commences employment for or on behalf of Employee within one (1) year after Employee leaves Employer. Employee acknowledges that compliance with this Paragraph 7 is necessary to protect the business and good will of Employer and that a breach of any of these provisions will irreparably and continually damage Employer for which money damage may not be adequate. Employer shall be entitled to preliminarily or permanently enjoin Employee form violating this Paragraph 7 in order to prevent the continuation of such harm. Nothing in this Agreement shall be construed to prohibit Employer from also pursuing any other remedy available to it, the parties having agreed that all remedies are to be cumulative.

         8. Employee's Understanding. Employee acknowledges by signing this Agreement that Employee has read and understands this document, that Employee has conferred with or had opportunity to confer with attorneys regarding the terms and meaning of this Agreement, that Employee has had sufficient time to consider the terms provided for in this Agreement, that no

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representations or inducements have been made to Employee except as set forth herein, and that Employee has signed the same KNOWINGLY AND VOLUNTARILY.

         9. Provisions. It is intended t hat the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of New York. In the event that any paragraph, subparagraph or provision of this Agreement shall be determined to be partially contrary to governing law or otherwise partially unenforceable, the paragraph, subparagraph, or provision and this Agreement shall be enforced to the maximum extent permitted by law, and if any paragraph, subparagraph, or provision of this Agreement shall be determined to be totally contrary to governing law or otherwise totally unenforceable, the paragraph, subparagraph, or provision shall be severed and disregarded and the remainder of this Agreement shall be enforced to the maximum extent permitted by law.

         10. Non-Admission of Liability. Employee agrees that neither this Agreement nor performance hereunder constitutes an admission by any of the Released Parties of any violation of any federal, state, or local law, regulation, common-law, breach of any contract, or any other wrongdoing of any type.


CDKNET.COM, INC.


By:  /s/ Andrew J. Schenker                   /s/ James W. Zimbler
    -------------------------------         ----------------------------------
     Name: Andrew J. Schenker                James W. Zimbler
     Title: Chief Operating Officer          Social Security No.:
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Dated:                                      Dated:        1/22/03
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